UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2021

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16285 Park Ten Place, Suite 500 Houston, TX	77084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 722-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PVAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 3, 2021, the Board of Directors of Penn Virginia Corporation (the “Company”) amended and restated the Fifth Amended and Restated Bylaws of the Company (as so amended and restated, the “Sixth Amended and Restated Bylaws”) to clarify that where a separate vote by class or series of capital stock is required or provided for, the voting standard provided for in the bylaws is subject to express provisions of applicable law, the Company’s governing documents, the rules and regulations of any stock exchange applicable to the Company, any regulations applicable to the Company or its securities, and the instrument of designation of any series of preferred stock of the Company.

The foregoing description of the Sixth Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2021 Annual Meeting of Shareholders on May 3, 2021 (the “Annual Meeting”). The following matters were voted upon by the shareholders at the Annual Meeting. Each such matter received the number of votes set forth below.

(1)	The election of four directors, each to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Tiffany Thom Cepak	31,495,292	814,352	9,617	1,836,560
Darrin J. Henke	29,621,711	2,684,649	12,901	1,836,560
Darin G. Holderness	32,097,046	210,316	11,899	1,836,560
Jeffrey E. Wojahn	29,350,864	2,958,107	10,290	1,836,560

(2)	The holding of an advisory vote on executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,270,320	1,018,170	30,771	1,836,560

(3)	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
34,090,496	57,222	8,103	0

(4)

The approval of an amendment to the Company’s 2019 Management Incentive Plan to increase the number of shares available for issuance thereunder by 3,000,000 shares, subject to adjustment in accordance with the terms thereof:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,884,732	1,421,654	12,875	1,836,560

(5)

The amendment of the Company’s Second Amended and Restated Articles of Incorporation (as the same may be amended from time to time, the “Articles”) to increase the number of authorized shares of the Company’s common stock and the corresponding total authorized number of shares:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,709,606	4,435,956	10,259	0

(6)	The amendment to the Articles to remove inoperative provisions:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,236,632	72,979	9,650	1,836,560

(7)

The amendment to the Articles to reduce the share ownership required for shareholders to act by written consent from (i) unanimous written consent to (ii) not less than a majority of the voting power of the outstanding shares entitled to vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,605,192	7,705,835	8,234	1,836,560

(8)	The amendment to the Articles to include a new Section 4.11 to provide that a majority of votes cast is required to approve a merger or share exchange:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,348,076	6,961,144	10,041	1,836,560

(9)	The amendment to Article XI of the Articles to provide the forum for causes of action arising under the Securities Act of 1933, as amended:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,077,045	1,231,146	11,070	1,836,560

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

3.1	Sixth Amended and Restated Bylaws of Penn Virginia Corporation, effective as of May 3, 2021

104	The cover page from Penn Virginia Corporation’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 4, 2021	PENN VIRGINIA CORPORATION

	By:	/s/ Katherine Ryan
Katherine Ryan
Vice President, Chief Legal Counsel and Corporate Secretary